TRANSCRIPT – HIT Mission Driven 4Q2025 Video (3:58 Minutes)

Text: “The Problem with Housing in America”

Don Villar, Sec. Treasurer, Chicago Federation of Labor: Affordable housing, we have a housing shortage in this country.

Frank Callahan, President, Mass. Building Trades Council: Communities are experiencing a real housing crunch. It’s been going on for quite some time.

Joseph Azzopardi, Business Manager, Secretary Treasurer, District Council 9

“We know as union labor leaders that we can build quality housing at a hundred percent union.”

Rudy Gonzalez, Secretary Treasurer, SF Building & Construction Trades Council: Our members are facing this unaffordability crisis like everybody else, and our members, I think, expect us to respond to that with solutions.

Voiceover: In the early 1900s, it was a worker organization that built the first limited equity co-op housing. That model was taken by the unions and brought to scale from the mid 1920s until the mid 1970s.

Text: “Co-op City ground-breaking

The Bronx, New York City, 1966”

Text: “JFK Dedicates Housing Development”

Voiceover: John F Kennedy issued a call to organized labor: “This housing project demonstrates what labor can do.”

Text: 95 Saint Alphonsus Street Apartments

UNION BUILT PROJECT

IS PROUDLY FINANCED BY THE

AFL-CIO HOUSING INVESTMENT TRUST

COMPETITIVE RETURNS | UNION CONSTRUCTION JOBS | HOUSING FINANCE

AFLCIO-HIT.COM

Voiceover: And that legacy continues today with the work of the Housing Investment Trust.

Text: Imani Village Senior Residences project sign

Text: “Labor Launches Plan to Invest in Housing”

Clifton Moore, Board Member, Reconnecting McDowell: And so if unions existed for that purpose then, they exist for this purpose now. And we need them now more than ever.

Voiceover: There’s enormous demand for affordable housing, and it obviously can be done.

Text:

HIT LEADS THE WAY

FINANCED 630 PROJECTS NATIONWIDE

Erik Forman, HIT Director of Housing Policy: To build housing, you need land, you need labor, you need financing, and you need people to live in the housing. The Housing Investment Trust is connected to constituencies, which can bring all those elements together for successful projects.

Bart Mitchell, President & CEO, Community Builders: The Housing Investment Trust was great at that, working with the state housing finance agency, with our investors, and with the whole development team.

Text:

131,617 HOUSING AND HEALTHCARE UNITS (67% AFFORDABLE)

Byron Osbern, Business Representative, IBEW Local 58: The HIT fund is our members money in action.

Larry Mazzola Jr., President, SF Building & Construction Trades Council

Business Manager/Financial Secretary Treasurer, Plumbers & Pipefitters Local 38:

When the unions invest in the housing investment trust, it’s a win-win. You have union pension money building affordable housing.

Vincent Alvarez, Former President, NYC Central Labor Council, Former HIT Trustee: We’re creating the housing, we’re creating good jobs, and we’re benefiting workers in the communities in which they live.

Text:

RESULTING IN 215.5 MILLION HOURS OF UNION CONSTRUCTION WORK

Text: HIT’S INVESTMENT FOOTPRINT

INCEPTION – DECEMBER 31, 2025)

CA, CO, CT, FL, GA, HI, IA, IL, IN, KY, LA, MA, MD, ME, MI, MN, MO, NJ, NM, NV, NY, OH, OK, OR, PA, RI, TX, VA, WA, WI, WV

Byron Osbern: The partnership with HIT is really the lifeblood of us continuing on.

Michael Clemmons, Int. Vice President, 6th District - IBEW: If we’re going to invest in something, we should invest in ourselves, and that’s what the HIT is.

Lou Antonellis, Business Manager, IBEW, Local 103: We can take a sigh of relief knowing that HIT’s projects are 100% union.

Rudy Gonzalez: That unlocks the pipeline of apprenticeship opportunities, and that puts money in the pockets of blue collar workers in a community.

Gary LaBarbera, President, New York Building and Construction Trades Council: What really makes the most sense is we’re putting union pension dollars to work, not only creating very strong returns for the funds, but also creating additional man hours for the funds.

Brian Doherty, Executive Secretary-Treasurer, Greater Boston Labor Council

General Agent, Greater Boston Building Trades Unions: AFL-CIO Housing Investment Trust works to repurpose our pension plans to make sure they’re building safe, strong housing in every city that needs it, so we can’t do it without partnerships like that.

Text:

(Circular Graphic) UNION WAGES – PENSION – HIT FUND – HIT FINANCING AND RETURNS – CONSTRUCTION PROJECTS

Voiceover: And then while we’re doing those jobs, we pay into our pension, our healthcare and our union, and the cycle starts all over again.

Voiceover: Why are you proud to be able to help people have a place to live?

Nigel McKnight, Iron Workers, Local 6: Because that’s the American way, and I believe that everybody should have a piece of the pie at the end of the day, but you just got to work hard for it.

Liz Shuler, President, AFL-CIO

HIT Trustee: When the unions can leverage capital to provide hope for a community, there’s nothing more powerful than that.

Voiceover: What the Housing Investment Trust understands is that affordable housing is the foundation of a successful life.

Text:

HIT’s NATIONAL IMPACT

630 Projects

$11.6 Billion Invested or Allocated

215.5 Million Hours of Union Construction Work

247,007 Jobs Across Communities

131,617 Units of Housing (67% Affordable)

$51.0 Billion Total Economic Impacts

Voiceover: Every building, every city block can have affordable housing, and actually, that will be what creates a strong community. With the Housing Investment Trust, it’s a roadmap for what we can do in other areas.

AFL-CIO HOUSING INVESTMENT TRUST

COMPETITIVE RETURNS | UNION CONSTRUCTION JOBS | HOUSING FINANCE

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America CDE, Inc. project data. Data is current as of December 31, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.  Building America CDE, Inc. is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio.

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing.

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